                                                                    Exhibit 10.2

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                   ADDENDUM 1
                             OEM-Purchase Agreement

Addendum 1 to the agreement dated the 1st day of September 2000 (the "Agreement"), by and between Aspect Medical Systems, Inc. ("Aspect") and Datex-Ohmeda Division, Instrumentarium Corporation ("D-O").

Per section 5 of the Agreement, Prices and Terms of Payment, Aspect is reducing the list price on the Aspect BIS Module Kit (exclusive of royalty) from $[**] to $[**]. For the purpose of calculating the volume discount for the calendar year 2003, all BIS Module Kits shipped from January 1, 2003 through December 31, 2003 will be included in the total volume discount calculation.

In addition, Aspect is reducing the list price for the BIS Sensors. Volume pricing will be based on [**] and pricing adjustments based on [**] versus [**] will be calculated and compensated as detailed in Section 5.4 of the Agreement.

The attached Appendix 1, dated February 19, 2003, replaces Appendix 1 in the Agreement.

Please indicate your acceptance of this Addendum by signing below.

Aspect Medical Systems, Inc.         Datex-Ohmeda Division, Instrumentarium
                                     Corporation

By: /s/ J. Neal Armstrong            By: Unreadable    Anntti Ritvos
   -----------------------               ---------------------------

Title: CFO                           Title: Director     Director

                                                    ADDENDUM 1, FEBRUARY 19,2003

                                   APPENDIX 1
                       ASPECT PRODUCTS AND PURCHASE PRICES
                            EFFECTIVE JANUARY 1, 2003

A) ASPECT BIS MODULE KIT:

    List price for Aspect BIS Module Kit (US$): $[**] (includes $[**] for components and $[**] for BIS license).

    Volume discounts (total units sold WW):

QUANTITY PER                      MODULE
    YEAR         DSC-XP PRICE      PRICE     ROYALTY/MODULE      TOTAL           DISCOUNT
------------     ------------     ------     --------------      -----           --------
    [**]            $[**]          $[**]        $[**]            $[**]             [**]
------------     ------------     ------     --------------      -----           --------
    [**]            $[**]          $[**]        $[**]            $[**]             [**]%
------------     ------------     ------     --------------      -----           --------
    [**]            $[**]          $[**]        $[**]            $[**]             [**]%
------------     ------------     ------     --------------      -----           --------

    Datex-Ohmeda will be responsible for providing Aspect with documentation, [**], of the total number of Datex-Ohmeda BIS Module Kits installed in [**], the locations of such BIS Module Kits and the dates of installation.

B) ASPECT BIS SENSORS:

    List price for the Aspect BIS Sensors: $[**]

SENSOR PURCHASE VOLUMES                       BIS SENSOR PRICE
-----------------------                       ----------------
        [**]                                        $[**]
-----------------------                       ----------------
        [**]                                        $[**]
-----------------------                       ----------------
        [**]                                        $[**]
-----------------------                       ----------------
        [**]                                        $[**]
-----------------------                       ----------------

    Pricing is valid for [**]

C) ASPECT SPARE PARTS/ACCESSORY PRICES

  ORDERABLE PARTS/PRODUCTS                     ASPECT LIST PRICE (US$)         D-O PRICE (US$)
----------------------------                   -----------------------         ---------------
DSC-XP (replacement)                                    $[**]                       $[**]
----------------------------                   -----------------------         ---------------
BIS Engine PCB (replacement)                            $[**]                       $[**]
----------------------------                   -----------------------         ---------------
PIC Cable (replacement)                                 $[**]                       $[**]
----------------------------                   -----------------------         ---------------
User Manual                                             $[**]                       $[**]
----------------------------                   -----------------------         ---------------

D) CURRENCY

United States Dollars